SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest events reported): September 30, 2005

CELANESE CORPORATION
(Exact Name of Registrant as specified in its charter)

DELAWARE	001-32410	98-0420726
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 West LBJ Freeway, Dallas, Texas 75234-6034
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:    (972) 901-4500

Not Applicable
(Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b), (c) On September 30, 2005, Celanese Corporation ("Celanese") issued a press release announcing that Steven Sterin, age 33, has been named vice president and controller for Celanese, replacing Michael E. Grom who will be retiring from Celanese in 2006. Mr. Sterin joined Celanese in 2003 as Director of Finance for Celanese Chemicals. He was named controller of Celanese Chemicals in 2004. Prior to joining Celanese, Mr. Sterin was with Reichhold, Inc., where he served as Treasurer from 2000 to 2001 and later as Vice President of Finance – Coating Resins from 2001 to 2003. Reichhold, Inc. is a subsidiary of Dainippon Ink and Chemicals, Incorporated.

A copy of the above-referenced press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
99.1	Press Release dated September 30, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION
By:	/s/ John J. Gallagher, III
Name: John J. Gallagher, III Title: Executive Vice President and Chief Financial Officer

Date: October 4, 2005

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated September 30, 2005